UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 3, 2026

LUMINAR TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38791	83-1804317
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

N/A*
(Address of principal executive offices, including zip code)
 * If to the liquidation trustee, then c/o Dundon Advisers LLC, 565 Fifth Avenue, 16th Floor, New York, NY 10017

Registrant’s telephone number, including area code: (800) 532-2417

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Class A Common Stock, par value of $0.0001 per share(1)	(1)	(1)

(1)
On January 23, 2026, the Nasdaq Stock Market LLC (“Nasdaq”) filed a Form 25 to delist the Class A Common Stock, par value $0.0001, of Luminar Technologies, Inc. (the “Common Stock”) from Nasdaq. The deregistration of the Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended, will be effective 90 days, or such shorter period as the Securities and Exchange Commission may determine, after the filing of the Form 25. The Common Stock previously began trading on the OTC Pink Limited Market (the “OTC”) on December 24, 2025 under the symbol “LAZRQ”.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.03.	Bankruptcy or Receivership.

As previously disclosed, Luminar Technologies, Inc. (the “Company”) and certain of its subsidiaries (collectively, the “Debtors”) filed voluntary petitions (the “Bankruptcy Petitions”) for relief under chapter 11 of title 11 of the United States Code (the “Bankruptcy Code”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) on December 15, 2025 and December 31, 2025, thereby commencing chapter 11 cases (the “Chapter 11 Cases”). The Chapter 11 Cases are being jointly administered under Case No. 25-90807 (CML).

As previously announced, following entry of orders of the Bankruptcy Court pursuant to section 363 of the Bankruptcy Code, (i) on February 2, 2026, the Company completed the previously announced sale of all of the issued and outstanding shares of the Company’s subsidiary, Luminar Semiconductor, Inc. (“LSI”), to Quantum Computing Inc. and (ii) on February 3, 2026, the Company completed the sale of the Company’s LiDAR business to MicroVision, Inc.  Following the sale of LSI and the LiDAR business in early February 2026, the Company ceased business operations, other than for purposes of winding down its remaining operations.

Further, as previously announced, on February 18, 2026, the Bankruptcy Court held a hearing to consider approval of the proposed disclosure statement and thereafter entered an order (the “Solicitation Order”) with respect thereto.

Following entry of the Solicitation Order, on February 18, 2026, the Debtors filed the solicitation version of the Third Amended Chapter 11 Plan of Liquidation of Luminar Technologies, Inc. and Its Affiliated Debtors (the “Third Amended Plan”) and a related disclosure statement for the Third Amended Plan with the Bankruptcy Court. The Solicitation Order, among other things, authorized the Debtors to solicit votes to accept or reject the Third Amended Plan.

Following the solicitation period and receipt of the necessary votes, on March 30, 2026, the Debtors filed a the proposed final version of the Fourth Amended Chapter 11 Plan of Liquidation of Luminar Technologies, Inc. and Its Affiliated Debtors (the “Fourth Amended Plan”), and on April 3, 2026, the Bankruptcy Court entered its order (the “Confirmation Order”) confirming the Fourth Amended Plan (the “Confirmed Plan”). The Confirmed Plan contemplates, among other things, (i) an orderly wind-down and liquidation of the Debtors’ businesses, (ii) the vesting of the assets and liabilities of the Debtors’ bankruptcy estates in a liquidating trust, and (iii) the issuance of Common Stock to the liquidating trust in reliance on the exemption from registration set forth in section 4(a)(2) of the Securities Act of 1933, as amended, following which the liquidating trust will be the majority shareholder of the Company. The holders of equity interests in the Company will receive no recovery pursuant to the Confirmed Plan. The Confirmed Plan became effective on April 6, 2026 (the “Effective Date”).

The foregoing description of the Confirmation Order and the Confirmed Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Confirmation Order and Confirmed Plan. Copies of the Confirmation Order and Confirmed Plan are filed as Exhibit 2.1 and Exhibit 2.2 to this Form 8-K, respectively, and are incorporated by reference into this Item 1.03.

Pursuant to the Confirmed Plan, all of the Company’s outstanding equity interests prior to the Effective Time, consisting of outstanding shares of Common Stock and related rights to receive or purchase shares of Common Stock, have been or will be cancelled without consideration and have no value.

In connection with the liquidation, the Company will file a Form 15 with the Securities and Exchange Commission (the “SEC”) to deregister the Common Stock under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend its reporting obligations under Section 15(d) of the Exchange Act. Upon filing the Form 15, the Company’s obligations to file certain reports and forms with the SEC, including Forms 10-K, 10-Q and 8-K, will be immediately suspended.

Item 3.02.	Unregistered Sales of Equity Securities.

The information set forth in Item 1.03 is incorporated herein by reference.

Item 3.03.	Material Modification to Rights of Security Holders.

The Confirmed Plan provides that on the Effective Date, except as otherwise specifically provided for in the Confirmed Plan in regards to certain first and second lien documents, the obligations of the Debtors under any agreement, instrument, note, certificate, mortgage, security document, and any other instrument or document evidencing any claim or interest and any rights of any holder in respect thereof shall be deemed cancelled, discharged, and of no force or effect, and the obligations of the Debtors thereunder shall be deemed fully and finally satisfied, settled, released, and discharged.

The instruments cancelled or to be cancelled in accordance with the Confirmed Plan include all of the Common Stock outstanding prior to the Effective Time and related rights to purchase or receive shares of Common Stock outstanding prior to the Effective Time.

Item 5.01.	Changes in Control of Registrant

The information set forth in Items 1.03, 3.03 and 5.02 is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Confirmed Plan provides that on the Effective Date, all directors and officers of the Debtors will be deemed to have resigned without any further action. Each of the Company’s directors, Paul Ricci, Austin Russell, Elizabeth Abrams, Patricia Ferrari, Alec E. Gores, Mary Lou Jepsen, Shaun Maguire, Katharine A. Martin, Dominick Schiano, Matthew J. Simoncini and Daniel D. Tempesta, and the Company’s remaining officers, including Paul Ricci, Chief Executive Officer and Thomas Beaudoin, Chief Financial Officer, ceased to be directors and officers of the Company, as applicable, on the Effective Date.

Further, as of the Effective Date, the liquidation trustee of the liquidating trust serves as the sole officer, director, or manager, as applicable, of each of the Debtors and certain non-Debtor subsidiaries in which the Debtors held an interest before the Effective Date without any further action.

Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements.” All statements other than statements of historical fact are “forward-looking” statements for purposes of the U.S. federal and state securities laws, including the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of forward-looking terminology such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “our vision,” “plan,” “potential,” “preliminary,” “predict,” “should,” “will,” or “would” or the negative thereof or other variations thereof or comparable terminology. These forward-looking statements are subject to a number of factors and uncertainties that could cause the Company’s actual results to differ materially from those expressed in or contemplated by the forward-looking statements. Such factors include, but are not limited to, risks attendant to the bankruptcy and liquidation process and other factors discussed in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other filings with the SEC. For a further list and description of such risks and uncertainties, please refer to the Company’s filings with the SEC that are available at www.sec.gov. The Company cautions you that the list of important factors included in the Company’s SEC filings may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this report may not in fact occur. The Company undertakes no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

2.1	Confirmation Order of the U.S. Bankruptcy Court for the Southern District of Texas, dated April 3, 2026

2.2	Fourth Amended Chapter 11 Plan of Liquidation of Luminar Technologies, Inc. and Its Affiliated Debtors, dated March 30, 2026 and as confirmed on April 1, 2026

104	Cover page interactive data file formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 6, 2026	Luminar Technologies, Inc.

By: /s/ Thomas Beaudoin
Name: Thomas Beaudoin
Title: Chief Financial Officer